Fees Summary	Feb. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 98,513.37
Total Fee Amount	98,513.37
Total Transaction Valuation	713,348,075.48
Total Offset Amount	0.00
Net Fee	$ 0.00